Exhibit 99.2

CHITTENDEN CORPORATION

CONSOLIDATED BALANCE SHEETS (Unaudited)

($ in thousands)

	03/31/02	06/30/02	09/30/02	12/31/02	03/31/03	06/30/03	09/30/03	12/31/03	03/31/04
ASSETS

Cash and Cash Equivalents	$222,372	$195,884	$300,184	$192,142	$190,537	$212,674	$209,695	$174,939	$154,178
Securities Available For Sale	922,414	1,232,549	1,424,513	1,497,111	1,714,494	1,769,715	1,653,114	1,588,151	1,473,497
FHLB Stock	14,967	14,967	14,967	17,030	24,356	24,356	24,352	20,753	20,753
Loans Held For Sale	38,432	27,556	62,055	94,874	98,578	97,500	95,777	25,262	32,276
Loans:
Commercial	566,746	583,557	567,939	568,224	625,177	632,816	633,221	658,615	686,304
Municipal	88,134	44,107	97,912	77,820	82,005	54,917	106,512	87,080	92,338
Real Estate:
Residential
1-4 Family	664,883	648,079	608,040	561,330	832,284	781,715	724,749	700,671	666,753
Multi-Family	72,309	74,451	87,435	96,494	167,010	167,363	172,419	176,478	182,085
Home Equity	189,271	191,611	199,997	203,882	239,021	249,943	258,664	270,959	277,062
Commercial	1,022,858	1,043,889	1,067,702	1,103,897	1,314,095	1,324,943	1,375,027	1,430,945	1,485,031
Construction	91,325	78,995	81,232	85,512	96,859	113,044	143,515	140,801	138,497

Total Real Estate	2,040,646	2,037,025	2,044,406	2,051,115	2,649,269	2,637,008	2,674,374	2,719,854	2,749,428
Consumer	324,292	301,634	293,248	276,704	272,159	272,085	267,615	259,135	252,097

Total Loans	3,019,818	2,966,323	3,003,505	2,973,863	3,628,610	3,596,826	3,681,722	3,724,684	3,780,167
Less: Allowance for Loan Losses	(49,384)	(48,994)	(48,187)	(48,197)	(56,708)	(57,591)	(59,171)	(57,464)	(57,500)

Net Loans	2,970,434	2,917,329	2,955,318	2,925,666	3,571,902	3,539,235	3,622,551	3,667,220	3,722,667
Accrued Interest Receivable	24,058	28,051	28,586	27,992	32,255	30,208	29,277	29,124	25,582
Other Real Estate Owned	351	230	0	158	37	30	52	100	36
Other Assets	29,276	36,284	42,039	35,269	48,737	46,571	61,451	68,487	51,834
Premises and Equipment, net	57,913	57,381	56,901	57,074	72,524	73,742	75,624	75,179	77,534
Mortgage Servicing Rights	16,820	16,917	15,482	8,491	9,306	8,686	10,615	12,265	10,866
Identified Intangibles	10,523	10,175	9,827	9,480	28,282	24,243	23,488	22,733	21,978
Goodwill	58,249	58,249	55,911	55,257	205,579	215,721	216,431	216,431	216,431

Total Assets	$4,365,809	$4,595,572	$4,965,783	$4,920,544	$5,996,587	$6,042,681	$6,022,426	$5,900,644	$5,807,632

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Deposits:
Demand	$597,680	$627,498	$681,595	$684,077	$799,506	$864,526	$880,354	$898,920	$848,758
Savings	389,504	393,025	397,545	400,616	503,415	512,775	523,497	517,789	526,625
NOW	517,411	536,164	567,017	578,272	874,439	923,572	912,563	899,018	894,575
CMAs / Money Market	1,448,220	1,371,800	1,578,955	1,519,424	1,491,329	1,468,731	1,617,176	1,604,138	1,472,377
Certificates of Deposit Less than $100,000	674,653	682,636	691,873	691,467	874,722	848,320	822,634	789,066	780,940
Certificates of Deposit $100,000 and Over	229,536	198,607	237,948	231,393	270,627	249,250	262,137	260,960	311,067

Total Deposits	3,857,004	3,809,730	4,154,933	4,105,249	4,814,038	4,867,174	5,018,361	4,969,891	4,834,342
Securities Sold Under Agreements to Repurchase	27,419	58,726	60,896	65,081	120,050	104,543	79,510	78,980	76,051
Other Borrowings	45,182	258,491	258,951	254,416	433,547	419,484	285,857	208,454	236,446
Accrued Expenses and Other Liabilities	61,832	69,298	76,651	77,006	77,627	83,829	64,427	63,368	61,308

Total Liabilities	3,991,437	4,196,245	4,551,431	4,501,752	5,445,262	5,475,030	5,448,155	5,320,693	5,208,147

Stockholders’ Equity:
Common Stock	35,749	35,749	35,749	35,749	40,135	40,134	40,134	40,142	40,157
Surplus	144,820	145,201	145,193	145,191	256,057	255,974	256,215	256,974	257,503
Retained earnings	265,457	274,266	283,536	294,943	305,140	316,472	329,035	341,441	351,568
Treasury, at cost	(77,456)	(76,272)	(85,383)	(85,382)	(83,254)	(81,543)	(80,951)	(78,579)	(76,058)
Accumulated Other Comprehensive Income:
Unrealized gains on securities available for sale	2,151	16,604	31,402	28,573	33,388	36,375	25,610	15,595	21,964
Accrued minimum pension liability, net of tax	—	—	—	(4,284)	(4,058)	(3,829)	—	—	—
Director’s Deferred Compensation to be Settled in Stock	3,723	3,839	3,909	4,052	3,963	4,111	4,266	4,413	4,382
Unearned Portion of Employee Restricted Stock	(72)	(60)	(54)	(50)	(46)	(43)	(38)	(35)	(31)

Total Stockholders’ Equity	374,372	399,327	414,352	418,792	551,325	567,651	574,271	579,951	599,485

Total Liabilities and Stockholders’ Equity	$4,365,809	$4,595,572	$4,965,783	$4,920,544	$5,996,587	$6,042,681	$6,022,426	$5,900,644	$5,807,632

Exhibit 99.2

CHITTENDEN CORPORATION

Consolidated Quarterly Statements of Income (Unaudited)

($ in thousands)

	QTR 03/31/02	QTR 06/30/02	QTR 09/30/02	QTR 12/31/02	QTR 03/31/03	QTR 06/30/03	QTR 09/30/03	QTR 12/31/03	QTR 03/31/04
Interest Income:
Loans	$48,327	$49,656	$48,734	$47,404	$47,580	$52,543	$49,434	$49,878	$49,258
Investments:
Taxable	12,783	15,328	17,954	18,173	18,216	18,511	17,648	17,176	15,580
Tax-favored	94	114	96	187	46	42	61	13	13
Short-term investments	36	6	83	44	12	123	88	71	7

Total Interest Income	61,240	65,104	66,867	65,808	65,854	71,219	67,231	67,138	64,858
Interest Expense:
Deposits	16,063	15,283	14,472	12,994	11,796	11,264	9,605	8,507	8,220
Borrowings	663	1,484	2,734	2,710	3,110	3,855	2,965	2,277	1,925

Total Interest Expense	16,726	16,767	17,206	15,704	14,906	15,119	12,570	10,784	10,145
Net Interest Income	44,514	48,337	49,661	50,104	50,948	56,100	54,661	56,354	54,713
Provision for Loan Losses	2,075	1,691	2,315	2,250	2,050	2,050	2,050	1,025	427

Net Interest Income after Provision for Loan Losses	42,439	46,646	47,346	47,854	48,898	54,050	52,611	55,329	54,286

Noninterest Income:
Investment Management and Trust	3,972	3,913	3,865	3,851	3,810	3,841	3,983	4,321	4,371
Service Charges on Deposits	3,754	4,098	4,067	4,107	4,393	4,735	4,583	4,686	4,685
Mortgage Servicing	690	625	(882)	(6,875)	(757)	(829)	1,275	592	(767)
Gains on Sales of Loans, Net	2,755	1,860	2,086	3,366	4,436	6,099	6,959	4,272	1,899
Gains on Sales of Securities	227	95	6	10,234	1,391	9,654	3,305	3,031	1,802
Loss on Prepayments of Borrowings	0	0	0	0	0	0	(2,154)	(916)	(1,194)
Credit Card Income, Net	792	897	1,026	941	903	970	1,149	1,057	908
Insurance Commissions, Net	937	882	1,185	728	1,613	1,531	2,041	1,501	2,626
Retail Investment Services	574	676	620	500	896	1,314	1,287	1,123	947
Other	2,459	2,517	1,803	2,709	2,571	2,469	2,570	3,327	2,730

Total Noninterest Income	16,160	15,563	13,776	19,561	19,256	29,784	24,998	22,994	18,007
Noninterest Expense:
Salaries	17,151	18,491	18,450	18,503	20,282	23,668	23,234	22,248	20,895
Employee Benefits	3,681	3,959	3,678	4,159	4,857	5,145	5,419	5,157	5,983
Net Occupancy Expense	4,921	4,859	4,766	4,980	5,479	6,198	5,977	5,603	6,097
Data Processing	2,902	2,818	2,830	2,926	2,501	2,161	2,319	2,404	2,305
Amortization of Intangibles	235	348	348	348	511	727	755	755	755
Conversion and Restructuring Charges	0	0	0	0	0	6,800	0	2,169	152
Other	7,156	8,122	6,974	8,939	8,546	9,561	9,154	9,741	8,421

Total Noninterest Expense	36,046	38,597	37,046	39,855	42,176	54,260	46,858	48,077	44,608
Income Before Income Taxes	22,553	23,612	24,076	27,560	25,978	29,574	30,751	30,246	27,685
Income Tax Expense	7,730	8,297	8,364	9,764	9,387	10,947	10,887	10,528	10,218

Net Income	$14,823	$15,315	$15,712	$17,795	$16,591	$18,627	$19,864	$19,718	$17,467

Exhibit 99.2

CHITTENDEN CORPORATION

Selected Quarterly Financial Data (Unaudited)

($ in thousands, except share and per share data)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD
	03/31/2002	06/30/2002	09/30/2002	12/31/2002	03/31/2003	06/30/2003	09/30/2003	12/31/2003	03/31/2004
Per Common Share
Earnings, Basic	$0.46	$0.48	$0.49	$0.56	$0.50	$0.51	$0.54	$0.54	$0.48
Earnings, Diluted	0.46	0.47	0.48	0.55	0.49	0.51	0.54	0.53	0.47
Dividends	0.19	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20
Book Value	11.63	12.39	12.97	13.11	15.14	15.55	15.72	15.82	16.31
Tangible Book	9.50	10.27	10.91	11.09	8.72	8.98	9.15	9.30	9.82
Credit Quality
Nonperforming Assets (including OREO)	$14,070	$10,872	$16,415	$14,959	$14,981	$17,970	$18,011	$14,431	$20,657
90 Days past due and still accruing	3,430	2,477	3,213	2,953	3,106	1,921	3,021	4,029	3,201

Total	17,500	13,349	19,628	17,912	18,087	19,891	21,032	18,460	23,858
Nonperforming Assets to Loans Plus OREO	0.47%	0.37%	0.55%	0.50%	0.41%	0.50%	0.49%	0.39%	0.55%
Allowance to Loans	1.64%	1.65%	1.60%	1.62%	1.56%	1.60%	1.61%	1.54%	1.52%
Allowance to Nonperforming Loans (excluding OREO)	359.97%	460.38%	293.56%	325.64%	379.48%	321.01%	329.48%	400.99%	278.85%
Net Charge-off Ratio	0.03%	0.07%	0.10%	0.07%	0.04%	0.03%	0.01%	0.08%	0.01%
Average Balance Sheet Data
Securities	$993,807	$1,115,965	$1,406,182	$1,533,180	$1,591,751	$1,760,773	$1,745,081	$1,647,313	$1,533,480
Loans, Net	2,883,072	2,997,613	2,988,405	3,007,081	3,236,735	3,638,769	3,693,594	3,697,490	3,701,494
Earning Assets	3,923,707	4,163,108	4,443,815	4,588,801	4,879,771	5,456,572	5,496,829	5,446,055	5,292,868
Total Assets	4,172,820	4,436,263	4,727,637	4,869,802	5,224,669	5,943,041	5,974,552	5,959,994	5,792,012
Deposits	3,691,793	3,851,574	3,951,162	4,088,425	4,278,877	4,797,953	4,941,066	5,033,498	4,808,334
Borrowings	44,586	135,697	299,786	296,409	406,182	512,230	409,621	298,478	339,983
Stockholders’ Equity	374,148	385,039	405,783	413,449	463,149	560,209	555,567	572,508	586,788
Common Shares Outstanding	32,180,488	32,235,058	31,940,640	31,939,470	36,420,367	36,496,930	36,522,940	36,636,550	36,763,368
Weighted Average Common Shares Outstanding	32,134,266	32,218,570	32,132,628	31,939,820	33,493,106	36,475,443	36,509,450	36,583,054	36,719,083
Weighted Average Common and Common Equivalent Shares Outstanding	32,537,191	32,684,149	32,539,799	32,259,266	33,799,406	36,764,758	36,856,558	37,112,500	37,217,890
Return on Average Tangible Equity	18.41%	19.54%	18.59%	20.47%	19.95%	23.13%	25.07%	23.63%	20.38%
Return on Average Equity	16.07%	15.95%	15.36%	17.08%	14.53%	13.34%	14.19%	13.66%	11.97%
Return on Average Tangible Assets	1.47%	1.43%	1.36%	1.49%	1.34%	1.34%	1.41%	1.40%	1.30%
Return on Average Assets	1.44%	1.38%	1.32%	1.45%	1.29%	1.26%	1.32%	1.31%	1.21%
Net Yield on Earning Assets	4.61%	4.69%	4.49%	4.38%	4.22%	4.14%	3.98%	4.14%	4.17%
Efficiency Ratio	59.13%	59.58%	57.71%	59.20%	60.36%	60.70%	59.87%	59.58%	60.34%
Tangible Capital Ratio	7.12%	7.31%	7.12%	7.30%	5.51%	5.65%	5.78%	6.02%	6.48%
Leverage Ratio	7.28%	9.95%	9.37%	9.28%	8.10%	7.22%	7.49%	7.79%	8.28%
Tier 1 Capital Ratio	9.15%	12.60%	12.04%	12.25%	9.22%	9.28%	9.72%	10.07%	10.36%
Total PCapital Ratio	10.40%	13.85%	13.29%	13.50%	10.47%	10.53%	10.97%	11.32%	11.61%

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